UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 13, 2014

Biolase, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Cromwell, Irvine, California		92618
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	949-361-1200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K filed by Biolase, Inc. (the "Company") with the Securities and Exchange Commission on June 17, 2014, the Board of Directors (the "Board") of the Company appointed Jeffrey M. Nugent Acting Chief Executive Officer.

On July 13, 2014, the Compensation Committee of the Board approved compensation for Mr. Nugent consisting of an annual base salary of $300,000, non-qualified stock options to purchase 172,282 shares of Company common stock at an exercise price of $1.98 per share (the closing selling price per share of Company common stock on The Nasdaq Stock Market on July 10, 2014), and 37,879 restricted stock units ("RSUs"). One-sixth of the stock options and one-sixth of the RSUs vest immediately, with the remaining five-sixths vesting ratably on a monthly basis over a twelve-month period ending on July 13, 2015, subject to Mr. Nugent’s continued service with the Company through the applicable vesting dates.

The stock options and the RSUs are subject to accelerated vesting upon a change of control unless (a) they are assumed by the successor corporation (or parent thereof) or are otherwise continued in full force and effect pursuant to the terms of the change in control transaction or (b) they are replaced with a cash incentive program of the successor corporation that meets the requirements specified in Mr. Nugent’s award agreements. In addition, the stock options and the RSUs are subject to accelerated vesting in connection with certain qualifying terminations of service, as specified in Mr. Nugent’s award agreements.

The stock options and RSUs were granted outside of the Company’s stockholder-approved equity incentive plan. Mr. Nugent's employment with the Company is at-will.

The foregoing description of Mr. Nugent’s stock option agreement and restricted stock unit award agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements. Copies of such agreements are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 Inducement Stock Option Agreement, dated July 13, 2014.
10.2 Inducement Restricted Stock Unit Award Agreement, dated July 13, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biolase, Inc.

July 17, 2014	By:	/s/ Frederick D. Furry

Name: Frederick D. Furry
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Inducement Stock Option Agreement, dated July 13, 2014.
10.2	Inducement Restricted Stock Unit Award Agreement, dated July 13, 2014.